Exhibit 23(a)
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                          INDEPENDENT AUDITORS' CONSENT
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We hereby consent to the incorporation by reference in this Registration
Statement of Form S-8 of Teleglobe Inc. of the Auditor's report signed by Arthur Andersen & Cie dated February 11, 2000, which appears on page 39 of Teleglobe's 1999 Annual Report to Shareholders included in Teleglobe's Current Report on Form 40-F dated May 22, 2000.


                                         /s/ Arthur Andersen & Cie
August 22, 2000                           Chartered Accountants
Montreal, Canada                          General Partnership